Execution Copy

FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF JULY 1, 2000 (AS AMENDED FROM TIME TO TIME,

THE "AGREEMENT"), BY AND BETWEEN RICHARDSON ELECTRONICS, LTD.,

A DELAWARE CORPORATION (THE "BORROWER"), AND

AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,

HARRIS TRUST AND SAVINGS BANK,

LASALLE BANK NATIONAL ASSOCIATION, AND

NATIONAL CITY BANK, AS LENDERS (THE "LENDERS"), AND

AMERICAN NATIONAL BANK AND TRUST COMPANY

OF CHICAGO, AS AGENT (THE "AGENT")

This Fourth Amendment to the Agreement ("Fourth Amendment") is entered as of July 16, 2002 by and among the Borrower, the Lenders and the Agent.

All capitalized terms stated in this Fourth Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement as amended by a First Amendment entered as of February 12, 2001, a Second Amendment entered as of November 29, 2001 and a Third Amendment entered as of February 28, 2002; and

WHEREAS, the Borrower has asked the Lenders and the Lenders have agreed to amend certain terms of the Agreement as set forth herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

Section 1. Amendments to Agreement.

a. A new definition is added to the Agreement which states the following:

"Inventory Charge 2002" means a one time inventory charge for the Borrower's fiscal year ending May 31, 2002.

b. The definition of "Adjusted Cash Flow" in the Agreement is amended by adding the following sentence to the end of such definition:

In computing Adjusted Cash Flow for each of the Borrower's fiscal quarters, the Inventory Charge 2002 in the amount of $16,073,000 shall not be included in such computations.

c. The definition of "Total Cash Flow" in the Agreement is amended by adding the following sentence to the end of such definition:

In computing Total Cash Flow for each of the Borrower's fiscal quarters, the Inventory Charge 2002 in the amount of $16,073,000 shall not be included in such computations.

d. Section 2.5.3 of the Agreement is amended by deleting the date "May 31, 2002" from the last sentence thereof and substituting therefor the date "August 31, 2002".

e. Section 6.10.1 of the Agreement is amended by adding the following sentence to the end of such definition:

"In computing Consolidated Tangible Net Worth, the Inventory Charge 2002 in the amount of $16,073,000 shall not be included in such computations."

Section 2. Representations and Warranties. The Borrower represents and warrants that:

a. The representations and warranties contained in the Agreement are true and correct in all material respects, except as may be modified by the events or transactions contemplated by the amendments to the Agreement or that have been reported to the Agent in writing, on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

Section 3. Conditions to Effectiveness. This Fourth Amendment is subject to the satisfaction in full of the following conditions precedent:

a. The Agent shall have received executed originals of this Fourth Amendment;

b. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Fourth Amendment and other documents executed in connection herewith; c. The Agent shall have received payment of the expenses stated in Section 7 hereof;

d. Each of the Lenders shall have received from Borrower a fee for this Fourth Amendment of $5,000, which fee shall be nonrefundable and fully earned upon the date of this Fourth Amendment.

e. All legal matters incident to this Fourth Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

Section 4. Full Force and Effect. Except as expressly provided herein, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Fourth Amendment.

Section 5. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Section 6. Counterparts. This Fourth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Fourth Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

Section 8. Headings. The headings of this Fourth Amendment are for the purposes of reference only and shall not affect the construction of this Fourth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

Borrower:

RICHARDSON ELECTRONICS, LTD.,

a Delaware corporation

By:

Its:

Lenders:

AMERICAN NATIONAL BANK

AND TRUST COMPANY OF CHICAGO

By:

Its:

HARRIS TRUST AND SAVINGS BANK

By:

Its:

LASALLE BANK NATIONAL

ASSOCIATION

By:

Its:

NATIONAL CITY BANK

By:

Its:

Agent:

AMERICAN NATIONAL BANK AND

TRUST COMPANY OF CHICAGO

By:

Its:

NGEDOCS:10075.0520:770220.1

08/26/02 4:25 PM